UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2009
SXC HEALTH SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)
Commission File Number: 000-52073

Yukon Territory, Canada	75-2578509

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2441 Warrenville Road, Suite 610
Lisle, Illinois 60532-3642
(Address of principal executive offices, including zip code)
(630) 577-3206
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01.	Other Events.
     SXC Health Solutions Corp. (“SXC”) is filing this Current Report on Form 8-K for the purpose of incorporating certain audited and unaudited consolidated financial statements of National Medical Health Card Systems, Inc. and its subsidiaries (“NMHC”) and related unaudited pro forma financial information, in each case as described in Item 9.01 below, into its Registration Statement on Form S-3 (File No. 333-161237), which was filed with the Securities and Exchange Commission on August 10, 2009. SXC completed its acquisition of NMHC on April 30, 2008.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
     The audited consolidated financial statements of NMHC as of June 30, 2007 and 2006 and for each of the three years in the period ended June 30, 2007 are included in Exhibit 99.1 attached to this Current Report on Form 8-K and are incorporated herein by reference.
     The unaudited consolidated financial statements of NMHC as of December 31, 2007 and for the six month periods ended December 31, 2007 and 2006 are included in Exhibit 99.2 attached to this Current Report on Form 8-K and are incorporated herein by reference.
(b) Pro Forma Financial Information
     The unaudited pro forma combined statement of operations of SXC and NMHC for the year ended December 31, 2008 is included in Exhibit 99.3 attached to this Current Report on Form 8-K and is incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of NMHC as of June 30, 2007 and 2006 and for each of the three years in the period ended June 30, 2007

99.2	Unaudited consolidated financial statements of NMHC as of December 31, 2007 and for the six month periods ended December 31, 2007 and 2006

99.3	Unaudited pro forma combined statement of operations of SXC and NMHC for the year ended December 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.
Dated: September 14, 2009	By:	/s/ Jeffrey Park
		Name:	Jeffrey Park
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of NMHC as of June 30, 2007 and 2006 and for each of the three years in the period ended June 30, 2007

99.2	Unaudited consolidated financial statements of NMHC as of December 31, 2007 and for the six month periods ended December 31, 2007 and 2006

99.3	Unaudited pro forma combined statement of operations of SXC and NMHC for the year ended December 31, 2008